                                [NORTHWEST LOGO]

October 1, 2004

Dear Stockholder:

We cordially invite you to attend the 2004 Annual Meeting of Stockholders of Northwest Bancorp, Inc. (the "Company"), the parent company of Northwest Savings Bank and Jamestown Savings Bank. The Annual Meeting will be held at the Knights of Columbus Hall, located at 219 Second Avenue, Warren, Pennsylvania, at 11:00 a.m. (Pennsylvania time) on November 17, 2004.

The enclosed Notice of Annual Meeting and Proxy Statement describes the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.

The business to be conducted at the Annual Meeting includes the election of three directors, the approval of an amendment to the Company's Stock Holding Company Charter to increase the number of authorized shares of common and preferred stock, the approval of the Company's 2004 Stock Option Plan, the approval of the Company's 2004 Recognition and Retention Plan, and the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company's 2005 fiscal year.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

Also enclosed for your review is our 2004 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

/s/ William J. Wagner

William J. Wagner
Chairman of the Board,
President and Chief Executive Officer

                             NORTHWEST BANCORP, INC.
                                301 Second Avenue
                         Warren, Pennsylvania 16365-2353
                                 (814) 726-2140

                                    NOTICE OF
                       2004 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On November 17, 2004

     Notice is hereby given that the 2004 Annual Meeting of Stockholders of Northwest Bancorp, Inc. (the "Company"), will be held at the Knights of Columbus Hall, 219 Second Avenue, Warren, Pennsylvania, on November 17, 2004 at 11:00 a.m. Pennsylvania time.

      A Proxy Card and a Proxy Statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

      1.    The election of three directors of the Company;

      2. The approval of an amendment to the Company's Stock Holding Company Charter to increase the number of authorized shares of common stock from 100,000,000, par value $0.10 per share, to 500,000,000, par value $0.10 per share, and the number of authorized shares of preferred stock from 10,000,000, par value $0.10 per share, to 50,000,000, par value $0.10 per share;

      3.    The approval of the Northwest Bancorp, Inc. 2004 Stock Option Plan;

      4. The approval of the Northwest Bancorp, Inc. 2004 Recognition and Retention Plan;

      5. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2005; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 20, 2004, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

      EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                       By Order of the Board of Directors

                                       /s/ Gregory C. LaRocca

                                       Gregory C. LaRocca
                                       Executive Vice President and
                                       Corporate Secretary

Warren, Pennsylvania
October 1, 2004

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                             NORTHWEST BANCORP, INC.
                                301 Second Avenue
                         Warren, Pennsylvania 16365-2353
                                 (814) 726-2140

                       2004 ANNUAL MEETING OF STOCKHOLDERS
                                November 17, 2004

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Northwest Bancorp, Inc. (the "Company") to be used at the 2004 Annual Meeting of Stockholders of Northwest Bancorp, Inc. (the "Meeting"), which will be held at the Knights of Columbus Hall, 219 Second Avenue, Warren, Pennsylvania, on November 17, 2004, at 11:00 a.m., Pennsylvania time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 7, 2004.

                              REVOCATION OF PROXIES

      Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. YOU MUST SIGN AND RETURN YOUR PROXY TO THE COMPANY IN ORDER FOR YOUR VOTE TO BE COUNTED. PROXIES RECEIVED BY THE COMPANY WHICH ARE SIGNED, BUT CONTAIN NO INSTRUCTIONS FOR VOTING, WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE MEETING.

      Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, Gregory C. LaRocca, at the address of the Company shown above, or by returning a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Holders of record of the Company's common stock, par value $0.10 per share (the "Common Stock"), as of the close of business on September 20, 2004 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, there were 49,330,191 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

      As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR ALL NOMINEES proposed by the Board, to WITHHOLD AUTHORITY FOR ALL NOMINEES or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

      As to the approval of the amendment to the Company's Stock Holding Company Charter, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such approval. The affirmative vote of a majority of the shares represented at the Meeting and entitled to vote on the matter is required for the approval of the amendment to the Company's Stock Holding Company Charter. Shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as shares represented and entitled to vote and will have the same effect as a vote against the matter. Broker non-votes are not considered represented at the Meeting and entitled to vote on the matter.

      As to the approval of the Northwest Bancorp, Inc. 2004 Stock Option Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval;
(ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such approval. The affirmative vote of (x) a majority of the votes eligible to be cast at the Meeting, and (y) a majority of the votes cast at the Meeting by stockholders other than Northwest Bancorp, MHC (the "Mutual Holding Company") (without regard to shares as to which the "ABSTAIN" box has been selected or broker non-votes) is required for the approval of the Northwest Bancorp, Inc. 2004 Stock Option Plan.

      As to the approval of the Northwest Bancorp, Inc. 2004 Recognition and Retention Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such approval. The affirmative vote of (x) a majority of the votes eligible to be cast at the Meeting, and (y) a majority of the votes cast at the Meeting by stockholders other than the Mutual Holding Company (without regard to shares as to which the "ABSTAIN" box has been selected or broker non-votes) is required for the approval of the Northwest Bancorp, Inc. 2004 Recognition and Retention Plan.

      As to the ratification of KPMG LLP as the Company's independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the shares represented at the Meeting and entitled to vote is required for the ratification of KPMG LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2005. Shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as shares represented and entitled to vote and will have the same effect as a vote against the matter. Broker non-votes are not considered represented at the Meeting and entitled to vote on the matter.

      Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above. If the Mutual Holding Company votes all of its shares in favor of each proposal, the approval of proposals I, II and V would be assured.

      Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of September 20, 2004, the shares of Common Stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of Common Stock.


                                      AMOUNT OF SHARES               PERCENT OF
                                      OWNED AND NATURE                 SHARES
  NAME AND ADDRESS OF                  OF BENEFICIAL               OF COMMON STOCK
   BENEFICIAL OWNERS                   OWNERSHIP (1)                 OUTSTANDING
   -----------------                   -------------                 -----------
Northwest Bancorp, MHC                   29,445,557                     59.7%
301 Second Avenue
Warren, Pennsylvania 16365

Northwest Bancorp, MHC,                  30,285,345                     61.4%
  and all the Company's
  directors and executive
  officers as a group
  (12 directors and officers)(2)

--------------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2) Includes shares of Common Stock held by Mutual Holding Company, of which the Company's executive officers and directors are also executive officers and trustees. Excluding shares of Common Stock held by the Mutual Holding Company, the Company's executive officers and directors owned 839,788 shares of Common Stock, or 1.7% of the outstanding shares.

                       PROPOSAL I -- ELECTION OF DIRECTORS

      The Company's Board of Directors consists of eight members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Meeting and will serve until their successors have been elected and qualified. The Nominating Committee has nominated Robert G. Ferrier, Richard E. McDowell, and Joseph F. Long to serve as directors for three-year terms. All of the nominees are currently members of the Board of Directors.

      The table below sets forth certain information regarding the composition of the Company's Board of Directors as of September 20, 2004, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

                                                                                            Shares of
                                         Positions                                        Common Stock
                                        Held in the          Director    Current Term      Beneficially     Percent
      Name (1)            Age             Company            Since (2)     to Expire         Owned (3)      of Class
--------------------      ---     -------------------------  ---------   ------------     -------------     --------
                                                    NOMINEES

Robert G. Ferrier          64            Director              1980           2004             40,346(4)        *
Richard E. McDowell        61            Director              1972           2004             84,687(5)        *
Joseph F. Long             62            Director              2001           2004             32,063(6)        *

                                         DIRECTORS CONTINUING IN OFFICE

William J. Wagner          50      Chairman of the Board,      1994           2005            175,916(7)        *
                                    President and Chief
                                    Executive Officer
Thomas K. Creal, III       65            Director              1982           2005             10,000(8)        *
A. Paul King               61            Director              2001           2005             19,835(9)        *
Richard L. Carr            63            Director              1982           2006             56,697(10)       *
John M. Bauer              62            Director              1999           2006             21,138(11)       *

                                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Gregory C. LaRocca         53     Executive Vice President-     N/A           N/A              87,054(12)       *
                                    Administration and
                                    Corporate Secretary
Robert A. Ordiway          56     Executive Vice President-     N/A           N/A             102,263(13)       *
                                      Retail Delivery of
                                  Northwest Savings Bank
Raymond R. Parry           67     Executive Vice President-     N/A           N/A             118,330(14)       *
                                    Lending of Northwest
                                        Savings Bank
James E. Vecellio          55      Senior Vice President-       N/A           N/A              91,459(15)       *
                                    Information Systems

--------------------
*     Less than 1%.

(1) The mailing address for each person listed is 301 Second Avenue, Warren, Pennsylvania 16365-2353.

(2) Reflects initial appointment to the Board of Directors of Northwest Savings Bank for directors elected prior to 1998. Each director of the Company is also a trustee of Northwest Bancorp, MHC, which owns the majority of the issued and outstanding shares of Common Stock.

(3) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."

(4) Includes options to purchase 30,000 shares of Common Stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(5) Includes options to purchase 21,200 shares of Common Stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(6) Includes options to purchase 9,600 shares of Common Stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(7) Includes options to purchase 57,880 shares of Common Stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(8) Includes options to purchase 8,000 shares of Common Stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(9) Includes options to purchase 9,600 shares of Common Stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(10) Includes options to purchase 30,000 shares of Common Stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(11) Includes options to purchase 10,000 shares of Common Stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(12) Includes options to purchase 16,874 shares of Common Stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(13) Includes options to purchase 36,540 shares of Common Stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(14) Includes options to purchase 32,540 shares of Common Stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

(15) Includes options to purchase 43,990 shares of Common Stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined. Includes options to purchase 1,270 shares as well as 9,452 shares held by such person's spouse.

      The principal occupation during the past five years of each director of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

      William J. Wagner was named President and Chief Executive Officer of Northwest Savings Bank (the "Bank") in August 1998, President and Chief Executive Officer of the Company in June 2001 and Chairman of the Board of the Bank and the Company in July 2003. Mr. Wagner was the Chief Financial Officer of the Bank since 1984 and was named Chief Operating Officer in 1996. Mr. Wagner was appointed Executive Vice President in 1992 and was elected to the Board of Directors in 1994. Mr. Wagner is a certified public accountant. Mr. Wagner is also Secretary/Treasurer and a Director of Jamestown Savings Bank, a New York-chartered savings bank and wholly-owned subsidiary of the Company.

      John M. Bauer is co-founder, partner and President of Contact Technologies, Inc., an electrical component manufacturer in St. Marys, Pennsylvania. He has served in that capacity since 1989.

      Thomas K. Creal, III is an architect in the architectural firm of Habiterra Architects, in Warren, Pennsylvania, and has been an owner/partner in the firm's predecessor since 1969.

      Richard L. Carr served as Superintendent of the Titusville Area School District, Titusville, Pennsylvania from 1986 until his retirement in 1996. Mr. Carr was appointed Lead Director of the Company in 2003.

      Robert G. Ferrier has been President of Ferrier Hardware, Inc. since 1957 and President of Drexel Realty, Erie, Pennsylvania since 1972.

      A. Paul King has been President of Stevens & King Oral Surgery in Erie, Pennsylvania since 1999, and was Vice President from 1974 through 1999. Dr. King was previously a Director of The Heritage Trust Company which was acquired by Northwest Savings Bank in 2000.

      Joseph F. Long has served as President of the Passavant Hospital Foundation in Pittsburgh, Pennsylvania since January 2000. Mr. Long is a certified public accountant, and retired as a partner of KPMG LLP in January 2000. During Mr. Long's 36 years at KPMG LLP he held positions including Regional Partner in charge of thrift practice for the third Federal Home Loan Bank District and partner in charge of financial service assurance based consulting services for KPMG LLP's mid-Atlantic area. He was also a member of the KPMG LLP firm-wide Audit Committee.

      Richard E. McDowell is President Emeritus of the University of Pittsburgh at Bradford, Bradford, Pennsylvania. He served as President of the University from 1970 until August 2002.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      Gregory C. LaRocca was employed by the Bank beginning in 1992, and currently serves as Executive Vice President of the Investment Products and Services Group and Corporate Secretary for the Bank and the Company. He was previously Chief Executive Officer of American Federal Savings, which merged with the Bank in March 1992.

      Robert A. Ordiway has been employed by the Bank since 1975, most recently as Executive Vice President of the Retail Delivery Systems Group. Mr. Ordiway is also a Director of Jamestown Savings Bank.

      Raymond R. Parry has been employed by the Bank since 1981, most recently as Executive Vice President of the Lending Group and is President of Northwest Consumer Discount Company, a wholly owned subsidiary of the Bank.

      James E. Vecellio was employed by the Bank beginning in 1977, and currently serves as Senior Vice President of Information Systems for the Bank and the Company.

BOARD INDEPENDENCE

      The Board of Directors has determined that Directors Bauer, Carr, Creal, Ferrier, King, Long and McDowell are each "independent" within the meaning of the Nasdaq corporate governance listing standards. Mr. Wagner is not independent by virtue of his being an employee of the Bank. In addition, the Board of Directors has appointed Mr. Carr as Lead Director. In this capacity, Mr. Carr chairs the meetings of the independent directors and other meetings of the Board when the Chairman is excused or absent. Mr. Carr also acts as liaison between the Chairman and the independent directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. In addition, the independent directors of the Company meet in executive sessions. The standing committees consist of the Executive, Audit, Compensation, Nominating, Risk Management, Governance and Trust Committees. Mr. Wagner, Chairman of the Board and President of the Company, is an ex officio member of each of the committees, except for the Audit, Nominating, Risk Management and Compensation Committees. During the fiscal year ended June 30, 2004, the Board of Directors met at twelve regular meetings and no special meetings were called. No member of the Board or any committee thereof attended less than 75% of said meetings.

      The Compensation Committee consists of Directors Carr, who serves as Chairman, Bauer, Creal, King and Ferrier. The committee meets annually to review the performance of the Chief Executive Officer and other executive officers, and approves changes to the base compensation, as well as the level of bonus, if any, to be awarded to such officers. The committee meets when needed to review all employment policies and the performance and remuneration of the officers and employees of the Company, and to review and approve all compensation and benefit programs implemented by the Company and all matters relating to pension plan administration. The Compensation Committee met four times during the fiscal year ended June 30, 2004.

      The Audit Committee consists of Directors Bauer, who serves as Chairman, Carr, Long and McDowell. Each member of the Audit Committee is "independent" as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that each of Messrs. Bauer and Long qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the SEC. The Company's Governance Committee has adopted a written charter for the Audit Committee, which is available at the Company's website at http://www.northwestsavingsbank.com. The Audit Committee met five times during the fiscal year ended June 30, 2004.

      The duties and responsibilities of the Audit Committee include, among other things:

      - retaining, overseeing and evaluating an independent registered public accounting firm to audit the Company's annual financial statements;

      -     overseeing the Company's external financial reporting processes;

      - approving all engagements for audit and non-audit services by the independent registered public accounting firm;

      - reviewing the audited financial statements with management and the independent registered public accounting firm;

      - considering whether certain relationships with the independent registered public accounting firm and the provision by the independent registered public accounting firm of services not related to the annual audit and quarterly reviews is consistent with maintaining the independent registered public accounting firm's independence;

      - consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls; and

      -     reviewing the adequacy of the audit committee charter.

      The Nominating Committee consists of the non-employee directors of the Company. Each member of the Nominating Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Company's Board of Directors has adopted a written charter for the Committee, which is available at the Company's website at http://www.northwestsavingsbank.com.

      The functions of the Nominating Committee include the following:

      - leading the search for individuals qualified to become members of the Board and selecting directors nominees to be presented for stockholder approval;

      - developing and recommending to the Board of Directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to the Board of Directors;

      - adopting procedures for the submission of recommendations by stockholders for nominees for the Board of Directors; and

      - conducting an annual performance evaluation of the Committee and annually reviewing the adequacy of its charter and recommending any proposed changes to the Governance Committee.

      The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees, if it chooses to do so. The Nominating Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

      - the highest personal and professional ethics and integrity and whose values are compatible with the Company's values;

      - experience and achievements that have given them the ability to exercise and develop good business judgment;

      - a willingness to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

      - a familiarity with the communities in which the Company operates and/or is actively engaged in community activities;

      - involvement in other activities or interests that do not create a conflict with their responsibilities to the Company and its stockholders; and

      - the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

      The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards.

      Procedures for the Nomination of Directors by Stockholders. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit the names of qualified candidates for Director by writing to the Company at 301 Second Avenue, Warren, Pennsylvania 16365, Attention: Corporate Secretary. The Corporate Secretary must receive a submission not less than 180 days prior to the date (month and day) of the Company's preceding year's annual meeting.

      The submission must include the following information:

      - a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

      - the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

      - the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

      -     a statement of the candidate's business and educational experience;

      - such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

      - a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company or its affiliates;

      - detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

      - a statement of the candidate that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

      A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in the Company's Bylaws.

      Stockholder Communications with the Board. A stockholder of the Company who wants to communicate with the Board of Directors or with any individual director can write to the Company at 301 Second Avenue, Warren, Pennsylvania 16365, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

      - forward the communication to the director or directors to whom it is addressed; or

      - attempt to handle the inquiry directly, or forward the communication for response by another employee of the Company. For example, a request for information about the Company on a stock-related matter may be forwarded to the Company's stockholder relations officer.

      At each Board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

CODE OF ETHICS

      The Company has adopted a Code of Ethics (the "Code") that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code is available on the Company's website at http://www.northwestsavingsbank.com. Amendments to and waivers from the Code will also be disclosed on the Company's website.

AUDIT COMMITTEE REPORT

      The Audit Committee has issued a report that states as follows:

      - We have reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended June 30, 2004;

      - We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61; and

      - We have received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and have discussed with the independent registered public accounting firm their independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 for filing with the SEC.

      This report has been provided by the Audit Committee, which consists of Directors Bauer, Chairman, Carr, Long and McDowell.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a

Form 3, 4 or 5 on a timely basis. Based on the Company's review of such ownership reports, the Company believes that Director King filed one late report with respect to one transaction, and each of the Named Executive Officers (as defined below in " -- Executive Compensation") filed one late report with respect to one transaction. The Company believes that no other officer, director or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Company's Compensation Committee determines the salaries to be paid each year to the Chief Executive Officer and those executive officers who report directly to the Chief Executive Officer. The Compensation Committee consists of Directors Carr, who serves as Chairman, Bauer, Creal, King and Ferrier.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Company's Compensation Committee has prepared the following report for inclusion in this Proxy Statement.

      The Compensation Committee annually reviews the performance of the Chief Executive Officer and other executive officers, and approves changes to base compensation as well as the level of bonus, if any, to be awarded to such officers. Mr. Wagner served as Chief Executive Officer during the fiscal year ended June 30, 2004. Mr. Wagner's base salary was determined by actual current market survey data relevant to peer group asset size and geographic location (national, regional and local). The Compensation Committee also recommends bonuses to be awarded to the Chief Executive Officer and certain other officers based on the Company's performance with consideration given primarily to the Company's return on average equity, return on average tangible equity, return on average assets, growth in earnings per share and growth of the Company's retail franchise. Based on this performance for the fiscal year ended June 30, 2003, a bonus of 20.5% was awarded to Mr. Wagner, which was paid during the fiscal year ended June 30, 2004. Based on the Company's performance for the fiscal year ended June 30, 2004, a bonus of 20.5% will be awarded to Mr. Wagner, which will be paid during the fiscal year ending June 30, 2005. Mr. Wagner was also paid the holiday bonus discussed below.

      In determining whether the base salary of other executive officers should be adjusted, the Company's Compensation Committee takes into account individual performance, performance of the Company, the size of the Company, the complexity of its operations, and information regarding compensation paid to executives performing similar duties for financial institutions in the Company's market area. In addition, all employees of the Company, including officers, generally receive a holiday bonus ranging from 2% of base compensation for employees with one year of service to 5% of base compensation for those with five or more years of service.

      While the Compensation Committee uses comparable industry market data to determine changes in compensation, it also considers the Company's performance as measured by return on average equity, return on average tangible equity, return on average assets, growth in earnings per share and growth of the Company's retail franchise as factors in setting total compensation. Other non-quantitative factors considered by the Compensation Committee in fiscal 2004 included general management oversight of the Company, the quality of communication with the Compensation Committee, and the productivity of employees. Finally, the Compensation Committee considered the standing of the Company with customers and the communities it serves, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight in evaluating the performance of the Company's executives. Rather, all factors were considered, and based upon the effectiveness of such officers in addressing each of the factors, and the range of compensation paid to officers of peer institutions, the Compensation Committee approved salary increases for the Company's four executive officers, as well as other officers who report directly to Mr. Wagner.

      This report has been provided by the Compensation Committee consisting of Directors Carr, Chairman, Bauer, Creal, King and Ferrier.

STOCK PERFORMANCE GRAPH

      Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the Common Stock between June 30, 1999 and June 30, 2004, (b) the cumulative total return on stocks included in the Total Return Index for the Nasdaq Stock Market (US) over such period, and (c) the cumulative total return on stocks included in the Nasdaq Bank Index over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed investment of $100.

      There can be no assurance that the Company's stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

                              [PERFORMANCE GRAPH]

      INDEX                                                  PERIOD ENDING
-----------------------            --------------------------------------------------------------------
                                   6/30/99     6/30/00     6/30/01     6/30/02     6/30/03      6/30/04
                                   -------     -------     -------     -------     -------      -------
Northwest Bancorp, Inc.             100.00       70.14      109.26      140.46      174.20       253.91
NASDAQ - Total US*                  100.00      147.94       80.83       54.94       61.23        77.62
NASDAQ Bank Index*                  100.00       82.03      113.91      127.80      129.75       155.51

* Source: SNL Financial LC, Charlottesville, VA (C) 2004

EXECUTIVE COMPENSATION

      The following table sets forth for the fiscal years ended June 30, 2004, 2003 and 2002, certain information as to the total remuneration paid by the Company to Mr. Wagner, who serves as President and Chief Executive Officer, and certain information as to the total remuneration paid by the Company to the four most highly compensated executive officers of the Company or the Bank other than Mr. Wagner for the fiscal year ended June 30, 2004 ("Named Executive Officers").

                                     ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                               --------------------------------  --------------------------------
                                                                         AWARDS           PAYOUTS       ALL
                                                       OTHER     ----------------------   -------      OTHER
                     YEAR                              ANNUAL    RESTRICTED                           COMPEN-
    NAME AND         ENDED     SALARY                 COMPEN-      STOCK       OPTION/     LTIP       SATION
PRINCIPAL POSITION   6/30      (1)($)    BONUS ($)   SATION (2)  AWARDS (#)    SARS (#)   PAYOUTS     (3) ($)
-------------------  -----     -------   ---------   ----------  ----------    --------   -------     -------
William J. Wagner    2004      374,327    89,791         -            -          11,000      -         15,848
President and Chief  2003      354,428    83,446         -            -          11,000      -         17,522
Executive Officer    2002      324,077    67,204         -            -           8,600      -         16,207

Gregory C. LaRocca   2004      158,168    35,393         -            -           5,100      -         11,719
Executive Vice       2003      149,574    31,134         -            -           5,100      -         12,475
President,           2002      139,596    26,442         -            -           4,300      -         12,000
Administration and
Corporate Secretary

Robert A. Ordiway    2004      168,390    37,232         -            -           5,100      -         12,592
Executive Vice       2003      156,872    33,989         -            -           5,100      -         12,339
President-Retail     2002      142,596    27,092         -            -           4,300      -         10,471
Delivery

Raymond R. Parry     2004      161,628    35,929         -            -           5,100      -         20,271
Executive Vice       2003      151,528    33,181         -            -           5,100      -         19,950
President-Lending    2002      139,596    26,442         -            -           4,300      -         18,217

James E. Vecellio    2004      124,871    28,324         -            -           2,550      -          9,966
Senior Vice          2003      120,057    26,948         -            -           2,550      -         10,572
President-           2002      113,000    23,495         -            -           4,300      -         10,535
Information Systems

---------------
(1) Includes amounts deferred at the election of named officers pursuant to the Northwest Retirement Savings Plan (the "401(k) Plan").

(2) For the fiscal years ended June 30, 2004, 2003 and 2002, there were no perquisites exceeding the lesser of $50,000 or 10% of the individual's total salary and bonus for the year.

(3) Includes shares awarded pursuant to the Company's employee stock ownership plan, amounts paid for life insurance premiums, and Bank contributions to the 401(k) Plan.

DIRECTORS' COMPENSATION

      Nonemployee directors of the Company and the Bank are paid a retainer of $12,000 per year plus $600 for each board meeting of the Bank and the Company attended. Non-employee members of the Executive, Compensation, Trust, Audit, Risk Management, Nominating and Governance Committees are paid a total of $600 for attendance at committee meetings for both the Company and the Bank. The chairman of each committee is paid an additional $500 per quarter as a retainer for their service as chairman. Director Carr also receives a fee of $1,500 per quarter as a retainer for his service as Lead Director for the Company and the Bank. In addition, each member of the Board of Trustees of the Mutual Holding Company is paid a retainer of $750 per quarter plus a fee of $150 for each board meeting attended. As of June 30, 2004, all directors of the Company and the Bank were trustees of the Mutual Holding Company.

      The Company sponsors a non-tax qualified deferred compensation plan for directors (the "Deferred Compensation Plan") that enables a director to elect to defer all or a portion of his directors' fees. The amounts deferred are credited with interest at the rate received by the Company on its Bank Owned Life Insurance Policies that insure the Directors' lives. Deferred amounts are payable upon retirement of a director on or after attaining age 59-1/2 but no later than age 72, in the form of a lump sum or in five or ten equal installments. Payments to a director, or to his designated beneficiary, may also be made from the Deferred Compensation Plan upon the director's death, total and permanent disability, or termination of service from the Board. Participants in the Deferred Compensation Plan would not recognize taxable income with respect to the Deferred Compensation Plan benefits until the assets are actually distributed. In the event the director dies before reaching normal retirement age, his estate will be paid a lump sum payment equal to the deferred amount plus the present value of the payments the director would have deferred had he continued to defer payments equal to his current deferrals until his normal retirement date.

      The Company maintains a retirement plan for outside directors (the "Directors Plan"). Directors who have served on the Board for five years or more and are not Bank employees are eligible to receive benefits under the Directors Plan. Upon a director's retirement from the Board on or after five years of service and the attainment of age 60, the director is entitled to receive a retirement benefit equal to 60% of the annual retainer paid immediately prior to retirement plus 60% of the board meeting fees paid for the director's attendance at board meetings at the annual rate which was in effect immediately prior to his retirement. If a director retires after five years or more of service but before attaining age 60, the director is entitled to one-half of the benefits otherwise available to him. Retirement benefits commence on the first day of the calendar quarter following the director's attainment of age 65, or if retirement occurs later, on the first day of the calendar quarter following retirement. Such retirement benefits are paid for a period equal to the lesser of the number of a director's completed full years of service, his life, or ten years. In the event the director dies before normal retirement age or after normal retirement age but before all retirement benefits to which he is entitled have been received, the director's estate shall be paid a lump sum equal to the present value of the benefits that would have been paid had the director lived until all accrued retirement benefits had been paid. During the fiscal year ended June 30, 2004, the expense to the Bank of the Directors Plan was $104,774.

      1995 Stock Option Plan. The Company's 1995 Stock Option Plan is a self-administering plan that granted to each of nonemployee directors Ferrier, McDowell, Creal, Carr and seven former directors nonstatutory options to purchase 22,000 shares of Common Stock (adjusted for stock splits and stock dividends), all of which have vested. The exercise price per share for each option is equal to 95% of the fair market value of the Common Stock on the date the option was granted, or in the case of all options awarded during the fiscal year ended June 30, 1996, $5.58 per share (as adjusted). In the fiscal year ended June 30, 2000, Director Bauer was awarded 2,000 options with an exercise price of $7.81, the then-current market value, and a five-year vesting schedule. In the fiscal year ended June 30, 2002, Directors King and Long were each awarded 2000 options with an exercise price of $9.78, the then-current market value, and a five-year vesting schedule. All options granted under the 1995 Stock Option Plan expire upon the earlier of ten years following the date of grant or one year following the date the optionee ceases to be a director. However, in the event of termination of service or employment due to death, disability, normal retirement or a change of control of the Company, nonstatutory stock options may be exercised for up to five years.

      2000 Stock Option Plan. The Company's 2000 Stock Option Plan, adopted on November 17, 2000, is a self-administering plan pursuant to which directors Creal, King, Carr, Bauer, Ferrier, McDowell and Long and one former director were granted on October 18, 2001 nonstatutory options to purchase 80,000 shares of Common Stock in the aggregate at an exercise price of $9.78 per share, the then-current market price. All nonstatutory options granted under the 2000 Stock Option Plan expire upon the earlier of ten years from the date of grant or one year following the date the optionee ceases to be a director. However, in the event of termination of service or employment due to death, disability, normal retirement or a change of control of the Company, nonstatutory options may be exercised for up to five years.

EMPLOYMENT AGREEMENTS

      The Company and Mr. William J. Wagner are parties to a three-year employment agreement under which Mr. Wagner serves as President and Chief Executive Officer of the Company and the Bank and Director of the Company and the Bank. On each anniversary date the contract renews for an additional year, and if it is not renewed it expires 36 months following the anniversary date. Under the agreement, Mr. Wagner's current base salary of $402,000 may be increased but not decreased. In the event the Bank terminates the executive's employment for reasons other than for cause, or in the event the executive resigns from the Bank following a change of control of the Bank or the Company or under certain other circumstances, the executive or his beneficiaries would be entitled to severance pay of three times the sum of the highest rate of base salary plus the highest rate of cash bonus paid to him during the prior three years. The Bank would also continue the executive's life, health and dental coverage for 36 months from the date of termination. Payments to the executive would be reduced, if necessary, so as not to be an "excess parachute payment" as defined by Internal Revenue Code ("Code")
Section 280G (relating to payments made in connection with a change in control). The employment agreement contains a non-compete provision which restricts Mr. Wagner from competing with the Bank under certain circumstances following a termination of employment.

      The Company and Messrs. LaRocca, Ordiway, Parry and Vecellio (the executives) are each a party to a three-year employment agreement under which the executives serve as executive officers of the Bank and/or the Company. On each anniversary date the contract renews for an additional year, and if it is not renewed it expires 36 months following such anniversary date. Under the agreement, each of the executive's current base salary may be increased but not decreased. In the event the Bank terminates an executive's employment for reasons other than for cause, or in the event the executive resigns from the Bank following a change of control of the Bank or the Company or under certain other circumstances, the executive or his beneficiaries would be entitled to severance pay of three times the sum of the highest rate of base salary plus the highest rate of cash bonus paid to him during the prior three years. The Bank would also continue the executive's life, medical and dental coverage for 18 months from the date of termination. Payments to the executive would be reduced, if necessary, so as not to be an "excess parachute payment" as defined by Code
Section 280G (relating to payments made in connection with a change in control). The employment agreement contains a non-compete provision which restricts the executives from competing with the Bank under certain circumstances following a termination of employment.

DEFINED BENEFIT PLAN

      The Bank maintains a noncontributory defined benefit plan ("Retirement Plan"). All employees age 21 or older who have worked at the Bank for a period of one year and have been credited with 1,000 or more hours of employment with the Bank during the year are eligible to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). At June 30, 2004, the Retirement Plan fully met its funding requirements under
Section 412 of the Code.

      At the normal retirement age of 65, the plan is designed to provide a life annuity with a minimum payment period of ten years. The retirement benefit provided is an amount equal to 1.6% of a participant's average monthly salary based on the average of the five consecutive years of the last ten calendar years providing the highest monthly average multiplied by the participant's years of service to the normal retirement date (up to a maximum of 25 years) plus: (i) 0.6% of such average monthly compensation in excess of one-twelfth of covered compensation (as defined in the plan) multiplied by the participant's total number of years of service up to a maximum of 25 years; and (ii) for participants who retire on or after June 1, 1995, 0.6% of such participant's average monthly compensation multiplied by the participant's number of years of service between 25 years and 35 years. Retirement benefits are also payable upon retirement due to early and late retirement, disability or death. A reduced benefit is payable upon early retirement at or after age 55 and the completion of fifteen years of service with the Company (or after 25 years of service and no minimum age). Upon termination of employment other than as specified above, a participant who was employed by the Company for a minimum of five years is eligible to receive his or her accrued benefit commencing, generally, on such participant's normal retirement date. Benefits under the Retirement Plan are payable in various annuity forms. For the plan year ended December 31, 2003, the Company made a contribution to the Retirement Plan of $3.7 million.

      The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 2004, expressed in the form of a single life annuity with 10 years guaranteed for the final average salary and benefit service classifications specified below.

                                   Years of Service and Annual Benefit Payable at Retirement
     Average        -------------------------------------------------------------------------------------
  Compensation         15             20               25             30            35              40
-----------------   --------      ---------         --------       --------      --------        --------
$   25,000          $  6,000      $   8,000         $ 10,000       $ 10,750      $ 11,500        $ 11,500
$   50,000          $ 12,000      $  16,000         $ 20,000       $ 21,500      $ 23,000        $ 23,000
$   75,000          $ 18,038      $  24,050         $ 30,063       $ 32,313      $ 34,563        $ 34,563
$  100,000          $ 26,288      $  35,050         $ 43,813       $ 46,813      $ 49,813        $ 49,813
$  125,000          $ 34,538      $  46,050         $ 57,563       $ 61,313      $ 65,063        $ 65,063
$  150,000          $ 42,788      $  57,050         $ 71,313       $ 75,813      $ 80,313        $ 80,313
$  175,000          $ 51,038      $  68,050         $ 85,063       $ 90,313      $ 95,563        $ 95,563
$  200,000          $ 59,288      $  79,050         $ 98,813       $104,813      $110,813        $110,813
$  205,000 plus     $ 60,938      $  81,250         $101,563       $107,713      $113,863        $113,863

      As of the plan year ended December 31, 2003, Messrs. Wagner, LaRocca, Ordiway, Parry and Vecellio had 21, 19, 30, 23 and 28 years of credited service (i.e., benefit service), respectively.

      The accrued annual pension benefit as of June 30, 2004 for Messrs. Wagner, LaRocca, Ordiway, Parry and Vecellio are $70,241, $36,244, $60,406, $54,199 and $51,641, respectively.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      The Bank has adopted a non-qualified supplemental executive retirement plan ("SERP") for certain executives of the Bank to compensate those executive participants in the Bank's Retirement Plan whose benefits are limited by Section 415 of the Code (which places a limitation on annual benefits and contributions) or Section 401(a)(17) of the Code (which places a limitation on compensation at $205,000 in 2004). The SERP provides the designated executives with retirement benefits generally equal to the difference between the benefit that would be available under the Retirement Plan but for the limitations imposed by Code Sections 401(a)(17) and 415 and that which is actually funded as a result of the limitations.

      Pre-retirement survivor benefits are provided for designated beneficiaries of participants who do not survive until retirement in an amount equal to the lump sum actuarial equivalent of the participant's accrued benefit under the SERP. Pre-retirement benefits are payable in 120 equal monthly installments. The SERP is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SERP are payable from the general assets of the Bank.

      The benefits paid under the SERP supplement the benefits paid by the Retirement Plan. The following table indicates the expected aggregate annual retirement benefit payable from the Retirement Plan and SERP to SERP participants, expressed in the form of a single life annuity with a 10-year guaranteed payment for the final average salary and benefit service classifications specified below:


                              Years of Service and Annual Benefit Payable at Retirement
  Average      -----------------------------------------------------------------------------------
Compensation       15             20             25            30              35            40
------------   ---------      ---------      ---------     ---------       ---------     ---------
$ 100,000      $  26,288      $  35,050      $  43,813     $  46,813       $  49,813     $  49,813
$ 125,000      $  34,538      $  46,050      $  57,563     $  61,313       $  65,063     $  65,063
$ 150,000      $  42,788      $  57,050      $  71,313     $  75,813       $  80,313     $  80,313
$ 175,000      $  51,038      $  68,050      $  85,063     $  90,313       $  95,563     $  95,563
$ 200,000      $  59,288      $  79,050      $  98,813     $ 104,813       $ 110,813     $ 110,813
$ 250,000      $  75,788      $ 101,050      $ 126,313     $ 133,813       $ 141,313     $ 141,313
$ 300,000      $  92,288      $ 123,050      $ 153,813     $ 162,813       $ 171,813     $ 171,813
$ 350,000      $ 108,788      $ 145,050      $ 181,313     $ 191,813       $ 202,313     $ 202,313
$ 400,000      $ 125,288      $ 167,050      $ 208,813     $ 220,813       $ 232,813     $ 232,813

      At June 30, 2004, Mr. Wagner had 21 years of credited service under the SERP. The Bank's pension cost attributable to the SERP was approximately $58,184 for the fiscal year ended June 30, 2004.

STOCK OPTIONS

      Set forth below is certain information concerning exercised and unexercised options held by Named Executive Officers on June 30, 2004.

                            SHARES                        NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED IN-THE-
                           ACQUIRED                              OPTIONS AT              MONEY OPTIONS AT FISCAL
                             UPON           VALUE             FISCAL YEAR-END                  YEAR-END (1)
        NAME               EXERCISE      REALIZED ($)     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE ($)
-------------------        --------      ------------     -------------------------     -----------------------------
William J. Wagner           40,000         780,300              51,760 / 18,840                804,812 / 164,008

Gregory C. LaRocca          16,666         287,655               13,974 / 8,860                201,752 / 77,681

Raymond R. Parry            12,000         180,900               29,640 / 8,860                468,466 / 77,681

Robert A. Ordiway                -               -               33,640 / 8,860                536,566 / 77,681

James E. Vecellio                -               -               42,110 / 5,290                693,898 / 50,124

------------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 2004, at which date the last sale of the Common Stock as quoted on the Nasdaq National Market was at $22.90 per share.

      Set forth in the table that follows is information relating to options granted under the stock option plan to the Named Executive Officers during the fiscal year ended June 30, 2004.

                                            OPTION GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                      INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------------------------
                                              PERCENT OF TOTAL
                                               OPTIONS GRANTED    EXERCISE OR
                                               TO EMPLOYEES IN    BASE PRICE   EXPIRATION      GRANT DATE PRESENT VALUE
        NAME               OPTIONS GRANTED         FY 2004          ($)(1)        DATE                  ($)(2)
------------------         ---------------    -----------------   -----------  ----------      ------------------------
William J. Wagner              11,000               6.04           16.59        8/20/13                 44,330

Gregory C. LaRocca              5,100               2.80           16.59        8/20/13                 20,553

Raymond R. Parry                5,100               2.80           16.59        8/20/13                 20,553

Robert A. Ordiway               5,100               2.80           16.59        8/20/13                 20,553

James E. Vecellio               2,550               1.40           16.59        8/20/13                 10,277

---------------------------

(1) The exercise price of the options is equal to the fair market value of the underlying shares on the date of the award.

(2) Based on a grant date present value of $4.03 per share derived using the Black-Scholes option pricing model with the following assumptions: volatility of 22%; risk free rate of return of 4.50%, dividend yield of 2.40%; and a seven-year option life.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      Federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Federal regulations adopted under this law permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees, and the Bank offers its employees interest rate discounts of up to 50 basis points on loans made by the Bank to such persons for personal use. The Company's policy is that loans made to a director in excess of $100,000 for non-residential purposes must be approved in advance by a majority of the disinterested members of the Board of Directors. Loans to executive officers must be approved by the full Board of Directors regardless of amounts. Except as described above, loans to the Company's current directors, principal officers, nominees for election as directors, securityholders known by the Company to own more than 5% of the outstanding Common Stock, or associates of such persons (together, "specified persons"), are made in the ordinary course of business on the same terms as those prevailing at the time for comparable transactions with other than specified persons, and do not involve more than a normal risk of collectibility or present other unfavorable features.

      The Company intends that, except as described above, all transactions between the Company and its executive officers, directors, holders of 10% or more of the Common Stock, and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms-length negotiations with unaffiliated persons and will be approved by a majority of the Audit Committee of the Company not having any interest in the transaction.

               PROPOSAL II -- INCREASE IN AUTHORIZED CAPITAL STOCK

      The Company's authorized capital stock consists of 110,000,000 shares, of which 100,000,000 are Common Stock and 10,000,000 are preferred stock, par value $0.10 per share (the "Preferred Stock"). At the Meeting, the Company's Board of Directors will ask stockholders to approve an amendment to the Company's Stock Holding Company Charter to increase the number of authorized shares of the Company's capital stock from 110,000,000 to 550,000,000 shares, of which 500,000,000 will be Common Stock and 50,000,000 will be Preferred Stock. The text of this proposed amendment is included in the form of Amended and Restated Stock Holding Company Charter attached as Appendix A to this proxy statement.

OVERVIEW

      Under federal regulations, the Company is required to obtain approval from its stockholders to amend its Stock Holding Company Charter to increase the number of shares of capital stock authorized for issuance. After taking into consideration the Company's current outstanding equity obligations, the Board of Directors has determined that it is desirable to increase the number of shares of capital stock authorized for issuance to 550,000,000 of which 500,000,000 will be Common Stock and 50,000,000 will be Preferred Stock.

      If approved by the Company's stockholders, the change in authorized shares would become effective as soon as reasonably practicable after the Meeting by filing the Amended and Restated Stock Holding Company Charter with the Office of Thrift Supervision.

REASONS FOR PROPOSAL

      The Company's Stock Holding Company Charter currently authorizes the issuance of up to 110,000,000 shares of capital stock, consisting of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. The following table sets forth the Company's actual capitalization based on equity ownership information as of September 20, 2004:

                                    NUMBER OF SHARES     PERCENT OF TOTAL
                                    ----------------     ----------------
Common Stock issued and
 outstanding ...................       49,330,191              44.85%
Common Stock issuable upon
 exercise of existing options...        1,023,397               0.93
                                       ----------              -----
 Total .........................       50,353,588              45.78%
                                       ==========              =====

      As of September 20, 2004, the Company had 49,646,412 shares of Common Stock available for future issuances in excess of the outstanding Common Stock and other shares of Common Stock that have been reserved under existing stock plans. As of September 20, 2004, all 10,000,000 shares of Preferred Stock authorized under the Company's Stock Holding Company Charter were unissued.

      The Board of Directors believes that it is very important to have available for issuance a number of authorized shares of Common Stock and Preferred Stock that will be adequate to provide for future stock issuances to meet the Company's obligations described above and for future corporate needs. The additional authorized shares would be available for issuance from time to time at the discretion of the Board of Directors, without further stockholder action except as may be required for a particular transaction by law, the regulations of Nasdaq or other agreements and restrictions. The shares would be issuable for any proper corporate purpose, including future acquisitions, capital-raising transactions consisting of either equity or convertible debt, stock splits or issuances under current and future stock plans. The Board of Directors believes that these additional shares will provide the Company with needed flexibility to issue shares in the future without potential expense and delay incident to obtaining stockholder approval for a particular issuance. Except for the Company's existing obligations on the date of this proxy statement, the Company does not currently have any plans, understandings or agreements for the issuance or use of the additional shares of Common Stock or Preferred Stock to be approved under this Proposal II.

PRINCIPAL EFFECTS ON OUTSTANDING COMMON STOCK

      Holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders and to receive ratably dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefor, subject to the payment of any outstanding preferential dividends declared with respect to any Preferred Stock that from time to time may be outstanding. Upon the Company's liquidation, dissolution or winding up, holders of Common Stock are entitled to share ratably in any assets available for distribution to stockholders after payment of all of the Company's obligations, subject to the rights to receive preferential distributions of the holders of any Preferred Stock then outstanding. Under federal law, once authorized, the Common Stock may be issued without further approval by the Company's stockholders, subject to applicable restrictions and agreements.

      The proposal to increase the authorized capital stock will affect the rights of existing holders of Common Stock to the extent that future issuances of Common Stock or stock that is convertible to Common Stock will reduce each existing stockholder's proportionate ownership. The proposal will also affect the rights of existing holders of Common Stock to the extent that Preferred Stock issued in the future contains rights and preferences superior to the rights of the Common Stock or contains voting rights allowing the Preferred Stock to vote as a series on certain matters, or together with the Common Stock on matters submitted to all stockholders for a vote.

      The 50,000,000 shares of Preferred Stock will be undesignated. The Board will have the power, without prior approval of the holders of the Common Stock, to issue such undesignated Preferred Stock in one or more series, and to designate the dividend rate, conversion rights (if any), redemption rights (if any), voting rights and other rights, preferences and restrictions of each series, any or all of which may be greater than the rights of the Common Stock.

      Although not a factor in the decision by the Board of Directors to increase the Company's authorized capital stock, one of the effects of such increase may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of present management. The Board of Directors would have additional shares of Common Stock and Preferred Stock available to effect, unless prohibited by the regulations of Nasdaq, applicable law or other agreements or restrictions, a sale of shares (either in public or private transactions), merger, consolidation or similar transaction in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of a party attempting to obtain control of the Company.

BOARD RECOMMENDATION

          THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AND PREFERRED

STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S STOCK HOLDING COMPANY CHARTER.

         PROPOSAL III -- APPROVAL OF THE 2004 STOCK OPTION PLAN

GENERAL

      On August 25, 2003, the Company completed an incremental stock offering of 7,255,520 shares of Common Stock (the "Incremental Offering"). Pursuant to the Company's Stock Issuance Plan adopted in connection with the Incremental Offering, up to 10% of the number of shares of Common Stock issued in the Incremental Offering may be reserved for issuance pursuant to a stock option plan. Accordingly, pursuant to the Stock Issuance Plan and subject to stockholder approval at the Meeting, the Company has established the Northwest Bancorp, Inc. 2004 Stock Option Plan (the "Stock Option Plan"). Under the Stock Option Plan, options to purchase up to 725,552 shares of common stock (10% of the shares sold in the Incremental Offering) may be granted to the Bank's and the Company's employees and directors. As of September 20, 2004, the market value of the common stock was $22.04 per share. The Board of Directors of the Company believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and officers as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Bank and the Company most depends. Attached as Appendix B to this proxy statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

      The Stock Option Plan complies with Office of Thrift Supervision regulations. The Office of Thrift Supervision does not endorse or approve the Stock Option Plan in any manner.

PRINCIPAL FEATURES OF THE STOCK OPTION PLAN

      The Stock Option Plan provides for awards in the form of stock options, reload options, and/or limited stock appreciation rights ("Limited Rights"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable Office of Thrift Supervision ("OTS") regulations, as the committee administering the Stock Option Plan may determine.

      The term of stock options generally will not exceed ten years from the date of grant. Stock options granted under the Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options"). No stock option awards have been granted to date under the Stock Option Plan.

      Shares issued upon the exercise of a stock option may be either authorized but unissued shares, treasury shares, or shares acquired by the Company in open market purchases. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any vested non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

      The Stock Option Plan will be administered by a committee (the "Committee") consisting of either two or more "non-employee directors" (as defined in the Stock Option Plan), or the entire Board of the Company. The members of the Committee shall be appointed by the Board of the Company. Pursuant to the terms of the Stock Option Plan, outside directors and key employees of the Bank or the Company or their affiliates are eligible to participate. As of September 20, 2004, there were seven non-employee directors eligible to participate in the 2004 Stock Option Plan. Subject to the provisions of the Stock Option Plan and OTS regulations, the Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest. Unless otherwise permitted by the OTS, the vesting amount may not be more than 20% per year. Unless otherwise permitted by the OTS, the aggregate amount of the awards granted to all directors may not exceed 30% of the shares in the Stock Option Plan and no individual director may receive more than 5% of the shares in the Stock Option Plan. In addition to these restrictions, no key employee may receive more than 25% of the shares in the Stock

Option Plan. The Committee may accelerate the time period for exercising options, subject to Office of Thrift Supervision regulations.

      In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, and the value of the individual's services to the Company and the Bank. The exercise price of stock options will be at least the fair market value of the underlying common stock at the time of the grant. Once granted, stock options may not be re-priced (i.e., the exercise price may not be changed other than adjustments for stock splits, stock dividends and similar events). The exercise price may be paid in cash, common stock, or via a broker-assisted "cashless exercise" (as defined in the Stock Option Plan).

      Stock Options. Incentive Stock Options can only be granted to employees of the Bank, the Company or an "affiliate" (i.e., a parent or subsidiary corporation of the Bank or the Company). Outside directors will be granted non-qualified stock options. No option granted to an officer in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with the Bank and/or the Company, except as set forth below. In the event a participant ceases to maintain continuous service with the Company or an affiliate by reason of death, disability, following a change in control, or, if permitted by the OTS, normal retirement, options still subject to restrictions will vest and be free of these restrictions and can be exercised for up to five years after cessation of service but in no event beyond the expiration of the options' original term. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options. The participant's vested options will remain exercisable for up to three months in the case of Incentive Stock Options, and one year in the case of non-qualified stock options. If an optionee terminates employment with the Bank, the Company or an affiliate, any Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be treated as a non-qualified stock option as described above; provided, however, that in the event of death or disability, Incentive Stock Options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.

      In the event of death or disability of an optionee, the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary the amount by which the fair market value of the common stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

      Limited Stock Appreciation Rights. The Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions, and will be exercisable to the same extent, as stock options as described above. Payment upon exercise of a Limited Right will be in cash.

      Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an Incentive Stock Option, the Limited Right must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

      Reload Options. Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

      Effect of Adjustments. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company without receipt of payment or consideration by the Company.

      In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby holders of common stock will receive a cash payment (the "Merger Price") for each share of common stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between (i) the Merger Price times the number of shares of common stock subject to such options and (ii) the aggregate exercise price of all surrendered options.

      Amendment and Termination. The Board may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

      Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

      The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an adjustment to alternative minimum taxable income which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The sale of an Incentive Stock Option share prior to the end of the applicable holding period, i.e., the longer of two years from the date of grant or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at applicable capital gains rates with respect to any post exercise appreciation in the value of the share.

      The exercise of a non-qualified stock option will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

      Reload options are of the same type (non-qualified or incentive) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for Incentive Stock Options or non-qualified stock options.

      The exercise of a Limited Right will result in the recognition of ordinary income by the individual on the date of exercise equal to the amount of cash received pursuant to the exercise.

      The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

      The affirmative vote of (i) a majority of the total votes eligible to be cast at the Meeting and (ii) a majority of the votes cast at the Meeting by stockholders other than the Mutual Holding Company (without regard to shares as to which the "ABSTAIN" box has been selected or broker non-votes) is required for approval of the Stock Option Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STOCK OPTION PLAN.

   PROPOSAL IV -- APPROVAL OF THE 2004 RECOGNITION AND RETENTION PLAN

GENERAL

      Pursuant to the Company's Stock Issuance Plan adopted in connection with the Incremental Offering, up to 5% of the number of shares of Common Stock issued in the Incremental Offering may be registered for issuance pursuant to a stock recognition and retention plan. Accordingly, pursuant to the Stock Issuance Plan and subject to stockholder approval at the Annual Meeting, the Company has established the Northwest Bancorp, Inc. 2004 Recognition and Retention Plan (the "Recognition Plan") as a method of providing certain key employees and outside directors of the Company and the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Company and/or the Bank, and to provide further incentives to achieve corporate objectives.

      The Company intends to contribute stock or sufficient funds for the Recognition Plan to acquire 290,220 shares of common stock of the Company (4% of the shares sold in the Incremental Offering), which will be available to be awarded to key employees and outside directors of the Company. It is expected that such shares will be purchased in the open market, although authorized but unissued shares and treasury shares may be used. No stock awards have been granted to date under the Recognition Plan. The following discussion is qualified in its entirety by reference to the Recognition Plan, the text of which is attached hereto as Appendix C.

      The Recognition Plan complies with OTS regulations. The OTS does not endorse or approve the Recognition Plan in any manner.

PRINCIPAL FEATURES OF THE RECOGNITION PLAN

      The Recognition Plan provides for the award of shares of common stock ("Recognition Plan Shares") subject to the restrictions described below. As of September 20, 2004, the market value of the common stock was $22.04 per share. Each award under the Recognition Plan will be made on terms and conditions consistent with the Recognition Plan.

      The Recognition Plan will be administered by a committee (the "Committee"), which shall be appointed by the Board of Directors of the Company and shall consist of either (i) at least two "non-employee directors" (as defined in the Recognition Plan) of the Company or (ii) the entire Board of the Company. The Committee will select the recipients and terms of awards pursuant to the Recognition Plan. Pursuant to the terms of the Recognition Plan, any director or key employee of the Bank, the Company or its affiliates may be selected by the Committee to participate in the Recognition Plan. In determining to whom and in what amount to grant awards, the Committee will consider the position and responsibilities of eligible persons, the value of their services to the Company and the Bank and other factors it deems relevant. As of September 20, 2004, there were seven non-employee directors eligible to participate in the Recognition Plan.

      The Committee will determine the period during which or at the expiration of which the shares awarded as restricted stock vest. Unless otherwise permitted by the OTS, the vesting amount may not be more than 20% per year. Unless otherwise permitted by the OTS, the aggregate amount of the awards granted to directors may not exceed 30% of the shares in the Recognition Plan, no individual director may receive more than 5% of the shares in the Recognition Plan and no employee may receive more than 25% of the shares in the Recognition Plan. In its discretion, and subject to Office of Thrift Supervision regulations, the Committee may accelerate the time at which any or all of the restrictions will lapse, or remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such restricted period. Subject to the above restrictions, in the event a recipient ceases to maintain continuous service with the Company or the Bank by reason of death or disability, following a change in control or, if permitted by the OTS, normal retirement, the Recognition Plan Shares still subject to restrictions ("restricted stock") will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested restricted stock will be forfeited. Prior to vesting of the nonvested restricted stock, a recipient will have the right to vote the nonvested restricted stock that has been awarded to the recipient and will receive any dividends declared on such nonvested restricted stock. Unvested restricted stock is subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the Recognition Plan) as an employee, officer, or director of the Company or the Bank for the restricted period.

      Effect of Adjustments. Restricted stock awarded under the Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

      Federal Income Tax Consequences. Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize compensation income (or in the case of nonemployee directors, self employment income) equal to their dividend payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by the Company.

      Amendment to the Recognition Plan. The Board of Directors of the Company may at any time amend, suspend or terminate the Recognition Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award made pursuant to the Recognition Plan.

      The affirmative vote of (i) a majority of the total votes eligible to be cast at the Meeting and (ii) a majority of the votes cast at the Meeting by stockholders other than the Mutual Holding Company (without regard to shares as to which the "ABSTAIN" box has been selected or broker non-votes) is required to approve the Recognition Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE RECOGNITION PLAN.

   PROPOSAL V -- RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

      The Company's independent registered public accounting firm for the year ended June 30, 2004 was KPMG LLP. The Audit Committee of the Company has approved the engagement of KPMG LLP to be the Company's independent registered public accounting firm for the fiscal year ending June 30, 2005, subject to the ratification of the engagement by the Company's stockholders as required by the Company's Bylaws. At the Meeting, the stockholders will consider and vote on the ratification of the engagement of KPMG LLP for the Company's fiscal year ending June 30, 2005. A representative of KPMG LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

      Although stockholder ratification of the Company's independent registered public accounting firm is required by the Company's Bylaws, even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

      Set forth below is certain information concerning aggregate fees billed for professional services rendered by KPMG LLP during the fiscal years ended June 30, 2003 and June 30, 2004.

      The aggregate fees included in the Audit Fees category were fees billed for the fiscal years for the audit of the Company's annual financial statements and the review of the Company's quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the fiscal years.

                                             2004         2003
                                           --------     --------
Audit Fees                                 $225,000     $238,000
Audit-Related Fees                           34,775       44,000
Tax Fees                                     85,050       83,250
All Other Fees                              185,024        1,350

      AUDIT FEES. Audit fees of $225,000 in fiscal year 2004 and $238,000 in fiscal year 2003 were for professional services rendered for the audits of the consolidated financial statements of the Company, review of the financial statements included in the Company's quarterly reports on Form 10-Q and the internal controls attestation required under Federal Deposit Insurance Corporation regulations.

      AUDIT-RELATED FEES. Audit-related fees of $34,775 in fiscal year 2004 and $44,000 in fiscal year 2003 were for audits of benefit plans and student lending, which are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above.

      TAX FEES. Tax fees of $85,050 in fiscal year 2004 and $83,250 in fiscal year 2003 were for services related to tax compliance and tax planning.

      ALL OTHER FEES. Other fees totaled $185,024 in fiscal year 2004 and $1,350 in fiscal year 2003. During fiscal year 2004, the Company paid $134,500 for procedures related to a securities offering and $49,174 related to assistance with Section 404 of the Sarbanes-Oxley Act of 2002. In each year the Company paid $1,350 for access to the firm's on-line technical database.

      The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax consulting services rendered, is compatible with maintaining the independence of KPMG LLP. The Audit Committee concluded that performing such services does not affect the independence of KPMG LLP in performing its function as auditor of the Company.

      The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All audit-related fees, tax fees and all other fees described above were approved either as part of the Company's engagement of KPMG LLP or pursuant to the pre-approval policy described above.

      In order to ratify the selection of KPMG LLP as the auditors for the fiscal year ending June 30, 2005, the proposal must receive at least a majority of the votes represented at the Meeting, without regard to broker non-votes, in favor of such ratification. The Audit Committee of the Board of Directors recommends a vote "FOR" the ratification of KPMG LLP as the independent registered public accounting firm for the 2005 fiscal year.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

      The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company no later than five days before the date of the meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of the Company's Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2005 Annual Meeting of Stockholders must be given to the Company no later than five days prior to the date of the meeting, as indicated above.

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for the Company's 2005 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 301 Second Avenue, Warren, Pennsylvania 16365, no later than June 3, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Special Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

                                  MISCELLANEOUS

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company's 2004 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

               HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

      The Company intends to deliver only one Annual Report and Proxy Statement to multiple registered stockholders sharing the same address unless it has received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the Annual Report or Proxy Statement they may call or write and request separate copies currently or in the future as follows:

                                 Shareholder Relations
                                 Northwest Bancorp, Inc.
                                 301 Second Avenue
                                 Warren, PA 16365-2353
                                 Phone: (814) 728-7263
                                 Fax:   (814) 728-7716

Registered stockholders sharing the same address and receiving multiple copies of Annual Reports or Proxy Statements may request the delivery of a single copy by writing or calling the above address or phone number.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Gregory C. LaRocca

                               Gregory C. LaRocca
                               Executive Vice President and Corporate Secretary

Warren, Pennsylvania
October 1, 2004

                                                                      APPENDIX A

                             NORTHWEST BANCORP, INC.

                              AMENDED AND RESTATED
                          STOCK HOLDING COMPANY CHARTER

      SECTION 1. CORPORATE TITLE. The full corporate title of the Mutual Holding Company subsidiary holding company is Northwest Bancorp, Inc. (the "Company").

      SECTION 2. DOMICILE. The domicile of the Company shall be located in the City of Warren in the Commonwealth of Pennsylvania.

      SECTION 3. DURATION. The duration of the Company is perpetual.

      SECTION 4. PURPOSE AND POWERS. The purpose of the Company is to pursue any or all of the lawful objectives of a federal mutual holding company chartered under Section 10(o) of the Home Owners' Loan Act, 12 U.S.C. 1467a(o), and to exercise all of the express, implied, and incidental powers conferred thereby and by all acts amendatory thereof and supplemental thereto, subject to the Constitution and laws of the United States as they are now in effect, or as they may hereafter be amended, and subject to all lawful and applicable rules, regulations, and orders of the Office of Thrift Supervision (the "Office").

      SECTION 5. CAPITAL STOCK. The total number of shares of all classes of the capital stock that the Company has the authority to issue is 550,000,000 of which 500,000,000 shares shall be common stock, par value $0.10 per share, and of which 50,000,000 shares shall be serial preferred stock, par value $0.10 per share. The shares may be issued from time to time as authorized by the board of directors without the approval of its shareholders, except as otherwise provided in this Section 5 or to the extent that such approval is required by governing law, rule, or regulation. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the par value. Neither promissory notes nor future services shall constitute payment or part payment for the issuance of shares of the Company. The consideration for the shares shall be cash, tangible or intangible property (to the extent direct investment in such property would be permitted to the Company), labor, or services actually performed for the Company, or any combination of the foregoing. In the absence of actual fraud in the transaction, the value of such property, labor, or services, as determined by the board of directors of the Company, shall be conclusive. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, that part of the retained earnings of the Company that is transferred to common stock or paid in capital accounts upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

      Except for shares issued in the initial organization of the Company, no shares of capital stock (including shares issuable upon conversion, exchange, or exercise of other securities) shall be issued, directly or indirectly, to officers, directors, or controlling persons (except for shares issued to the parent mutual holding company) of the Company other than as part of a general public offering or as qualifying shares to a director, unless the issuance or the plan under which they would be issued has been approved by a majority of the total votes eligible to be cast at a legal meeting.

      Nothing contained in this Section 5 (or in any supplementary sections hereto) shall entitle the holders of any class or series of capital stock to vote as a separate class or series or to more than one vote per share, and there shall be no cumulation of votes for the election of directors. Provided, that this restriction on voting separately by class or series shall not apply:

            (i) To any provision which would authorize the holders of preferred stock, voting as a class or series, to elect some members of the board of directors, less than a majority thereof, in the event of default in the payment of dividends on any class or series of preferred stock;

            (ii) To any provision which would require the holders of preferred stock, voting as a class or series, to approve the merger or consolidation of the Company with another corporation or the sale, lease, or conveyance (other than by mortgage or pledge) of properties or business in exchange for securities of a corporation other than the Company if the preferred stock is exchanged for securities of such other corporation:
                  Provided, that no provision may require such approval for transactions undertaken with the assistance or pursuant to the direction of the Office or the Federal Deposit Insurance Corporation;

            (iii) To any amendment which would adversely change the specific terms of any class or series of capital stock as set forth in this Section 5 (or in any supplementary sections hereto), including any amendment which would create or enlarge any class or series ranking prior thereto in rights and preferences. An amendment which increases the number of authorized shares of any class or series of capital stock, or substitutes the surviving Company in a merger or consolidation for the Company, shall not be considered to be such an adverse change.

      A description of the different classes and series of the Company's capital stock and a statement of the designations, and the relative rights, preferences and limitations of the shares of each class of and series of capital stock are as follows:

      A. COMMON STOCK. Except as provided in this Section 5 (or in any supplementary sections thereto) the holders of common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder and there shall be no such cumulative voting.

      Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to payment of dividends, the full amount of dividends and of sinking fund, retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends out of any assets legally available for the payment of dividends.

      In the event of any liquidation, dissolution, or winding up of the Company, the holders of the common stock (and the holders of any class or series of stock entitled to participate with the common stock in the distribution of assets) shall be entitled to receive, in cash or in kind, the assets of the Company available for distribution remaining after: (i) payment or provision for payment of the Company's debts and liabilities; (ii) distributions or provision for distributions in settlement of its liquidation account; and (iii) distributions or provisions for distributions to holders of any class or series of stock having preference over the common stock in the liquidation, dissolution, or winding up of the Company. Each share of common stock shall have the same relative rights as and be identical in all respects with all the other shares of common stock.

      B. PREFERRED STOCK. The Company may provide in supplementary sections to its charter for one or more classes of preferred stock, which shall be separately identified. The shares of any class may be divided into and issued in series, with each series separately designated so as to distinguish the shares thereof from the shares of all other series and classes. The terms of each series shall be set forth in a supplementary section to the charter. All shares of the same class shall be identical, except as to the following relative rights and preferences, as to which there may be variations between different series:

      (a) The distinctive serial designation and the number of shares constituting such series;

      (b) The dividend rate or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date(s), the payment date(s) for dividends, and the participating or other special rights, if any, with respect to dividends;

      (c) The voting powers, full or limited, if any, of shares of such series;

      (d) Whether the shares of such series shall be redeemable and, if so, the price(s) at which, and the terms and conditions on which, such shares may be redeemed;

      (e) The amount(s) payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Company;

      (f) Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price(s) at which such shares may be redeemed or purchased through the application of such fund;

      (g) Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes of stock of the Company and, if so, the conversion price(s) or the rate(s) of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

      (h) The price or other consideration for which the shares of such series shall be issued; and

      (i) Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

      Each share of each series of serial preferred stock shall have the same relative rights as and be identical in all respects with all the other shares of the same series.

      The board of directors shall have authority to divide, by the adoption of supplementary charter sections, any authorized class of preferred stock into series and, within the limitations set forth in this section and the remainder of this charter, fix and determine the relative rights and preferences of the shares of any series so established.

      Prior to the issuance of any preferred shares of a series established by a supplementary charter section adopted by the board of directors, the Company shall file with the Secretary to the Office a dated copy of that supplementary section of this charter establishing and designating the series and fixing and determining the relative rights and preferences thereof.

      SECTION 6. PREEMPTIVE RIGHTS. Holders of the capital stock of the Company shall not be entitled to preemptive rights with respect to any shares of the Company which may be issued.

      SECTION 7. DIRECTORS. The Company shall be under the direction of a board of directors. The authorized number of directors, as stated in the Company's bylaws, shall not be fewer than five nor more than fifteen except when a greater or lesser number is approved by the Director of the Office, or his or her delegate.

      SECTION 8. AMENDMENT OF CHARTER. Except as provided in Section 5, no amendment, addition, alteration, change or repeal of this charter shall be made, unless such is proposed by the board of directors of the Company, approved by the shareholders by a majority of the votes eligible to be cast at a legal meeting, unless a higher vote is otherwise required, and approved or preapproved by the Office.

NORTHWEST BANCORP, INC.

ATTEST:   ____________________________________________
          Gregory C. LaRocca, Executive Vice
           President and Secretary

      By: ____________________________________________
          William J. Wagner, Chairman of the
           Board, President and Chief Executive
           Officer

OFFICE OF THRIFT SUPERVISION

ATTEST:   ____________________________________________
          Secretary of Office of Thrift Supervision

      By: ___________________________________________
          Director of Office of Thrift Supervision

Effective Date: _____________________________________

                                                                      APPENDIX B

                             NORTHWEST BANCORP, INC.
                             2004 STOCK OPTION PLAN

1.    PURPOSE

      The purpose of the Northwest Bancorp, Inc. 2004 Stock Option Plan (the "Plan") is to advance the interests of Northwest Bancorp, Inc. (the "Company") and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Northwest Savings Bank (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.    DEFINITIONS

      "AFFILIATE" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

      "AWARD" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights and/or Reload Options granted under the provisions of the Plan.

      "BANK" means Northwest Savings Bank, or a successor corporation.

      "BENEFICIARY" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

      "BOARD" or "BOARD OF DIRECTORS" means the board of directors of the Company, unless otherwise noted herein.

      "CAUSE" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

      "CHANGE IN CONTROL" of the Bank or the Company means:

      (1)(i) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank or the Company or a similar transaction in which the Bank or Company is not the resulting entity;
(ii) individuals who constitute the board of directors of the Bank or the Board of Directors of the Company as of the date hereof (the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-fourths of the directors composing the Incumbent Board or whose nomination for election by the Bank's or Company's stockholders or members was approved by the same nominating committee serving under an Incumbent Board shall be for purposes of this section considered as though he were a member of the Incumbent Board; or (iii) an acquisition of "control" of the Bank or the Company as defined by the Home Owners Loan Act, as amended, and applicable rules and regulations promulgated thereunder as in effect at the time of the Change in Control (collectively, the "HOLA"), (iv) an acquisition of control of the Bank or more than 25% of the Bank's stock requiring submission of an application or notice under the HOLA, or (v) a mutual to stock conversion of the Mutual Holding Company.

      (2) In the event the Mutual Holding Company converts from the mutual form of organization to the stock form of organization (the "Stock Holding Company") in a second step conversion at any time subsequent to the initial effective date of this Plan, a "Change in Control" shall occur on the date the board of directors of the Mutual

Holding Company adopts the plan of conversion relating to such transaction. For persons who begin service after such date, a "Change in Control" shall mean a change in control of the Bank or the Stock Holding Company of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a change in control of the Bank or the Stock Holding Company within the meaning of the HOLA; or (iii) without limitation, such a change in control shall be deemed to have occurred at such time as (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d- 3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Stock Holding Company representing 25% or more of the Bank's or Stock Holding Company's outstanding securities ordinarily having the right to vote at the election of directors, except for any securities of the Bank issued to the Stock Holding Company in connection with the Reorganization and Stock Offering pursuant to the Stock Holding Company's Plan of Reorganization and Stock Issuance and securities purchased by the Bank's or the Stock Holding Company's employee stock benefit plans; or (b) individuals who constitute the board of directors of the Bank or the Stock Holding Company of the date on the second step conversion (also referred to as the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of the second step conversion whose election was approved by a vote of at least three-fourths of the directors composing the Incumbent Board or whose nomination for election by the Bank's or Stock Holding Company's stockholders or members was approved by the same nominating committee serving under an Incumbent Board shall be for purposes of this section considered as though he were a member of the Incumbent Board; or (c) a reorganization, merger, consolidation, sale of all or substantially all of the assets of the Bank or the Stock Holding Company or similar transaction; (d) a proxy statement is distributed that solicits proxies from stockholders of the Stock Holding Company, by someone other than the current management of the Stock Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Bank or the Stock Holding Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Stock Holding Company; or (e) a tender offer is made pursuant to which 25% or more of the outstanding securities of the Bank of the Stock Holding Company are acquired.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "COMMITTEE" means the Stock Benefits Committee consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

      "COMMON STOCK" means shares of the common stock of the Company, par value $0.10 per share.

      "COMPANY" means Northwest Bancorp, Inc., the stock holding company of the Bank, or a successor corporation.

      "CONTINUOUS SERVICE" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee or continuation of service as a Director Emeritus following cessation of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other approved leave of absence or in the case of transfers between payroll locations of the Company, its subsidiaries or its successor.

      "DATE OF GRANT" means the actual date on which an Award is granted by the Committee.

      "DIRECTOR" means a member of the Board.

      "DIRECTOR EMERITUS" means a former member of the Board who has been appointed to the status of Director Emeritus by the Board of the Company or the Bank.

      "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the

Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

      "EFFECTIVE DATE" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

      "FAIR MARKET VALUE" means, when used in connection with the Common
Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published in The Wall Street Journal, if published) on such date, or if the Common Stock was not traded on such date then, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

      "INCENTIVE STOCK OPTION" means an Option granted by the Committee to a Key Employee, which Option is designated as an Incentive Stock Option pursuant to Section 9.

      "KEY EMPLOYEE" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

      "LIMITED RIGHT" means the right to receive an amount of cash based upon the terms set forth in Section 10.

      "MUTUAL HOLDING COMPANY" means Northwest Bancorp, MHC, the mutual holding company of the Company.

      "NON-STATUTORY STOCK OPTION" means an Option granted by the Committee to (i) an Outside Director or (ii) any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

      "NON-EMPLOYEE DIRECTOR" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

      "NORMAL RETIREMENT" means retirement from employment or service on or after any of the following: (i) the attainment of age 65 by a Key Employee or Outside Director, (ii) the attainment of age 55 and the completion of 15 years of employment or service as an Employee or Outside Director; or (iii) the completion of 25 years of employment or service as an Employee or Outside Director, provided however, that a Director who continues as a Director Emeritus shall not be deemed to have terminated due to Normal Retirement solely as a result of terminating service as a Director following satisfaction of one of the above stated conditions.

      "OPTION" means an Award granted under Section 8 or Section 9.

      "OTS" means the Office of Thrift Supervision.

      "OUTSIDE DIRECTOR" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

      "PARTICIPANT" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

      "RELOAD OPTION" mean an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19 of the Plan.

      "RIGHT" means a Limited Right.

      "TERMINATION FOR CAUSE" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.    ADMINISTRATION OF THE PLAN.

      (a) ROLE OF THE COMMITTEE. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to OTS regulations and policy, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

      (b) ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

      (c) PLAN ADMINISTRATION RESTRICTIONS. All transactions involving a grant, award or other acquisitions from the Company shall:

            (i)   be approved by the Company's full Board or by the Committee;

            (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of stockholders; or

            (iii) result in the acquisition of an Option or Limited Right that is held by the Recipient for a period of six months following the date of such acquisition.

      (d) LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.    TYPES OF AWARDS

      Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; and (d) Reload Options.

5.    STOCK SUBJECT TO THE PLAN

      Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 725,552 shares. Shares issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares, or acquired by the Company in open market purchases. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are forfeited without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares. In addition, any shares that are used for full or partial payment of the exercise price of any Option will not be counted as issued under the Plan and will be available for future grants under the Plan.

6.    ELIGIBILITY

      Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights and/or Reload Options under the Plan. Subject to adjustment as provided in
Section 17 of the Plan (and except for shares awarded pursuant to the exercise of a Reload Option), the maximum number of shares subject to Options that may be awarded under the Plan to any Key Employee shall be 181,388. Outside Directors shall be eligible to receive Non-Statutory Stock Options and/or Reload Options under the Plan.

7.    GENERAL TERMS AND CONDITIONS OF OPTIONS AND RIGHTS

      (a) The Committee shall have full and complete authority and discretion, subject to OTS regulations and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the exercise price of any Option or Right, which shall not be less than the Fair Market Value per share on the Date of Grant, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the Date of Grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right. Notwithstanding anything herein to the contrary, and subject to any adjustment that may be made pursuant to Section 17 hereof, once an option has been awarded at Fair Market Value, the Committee shall not have the authority to reprice such option so that the exercise price of the option shall be less than the exercise price on the Date of Grant.

      (b) The following provisions shall apply to all Awards made under this Plan unless otherwise permitted by the OTS: no Outside Director shall be granted Awards with respect to more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Company; and no Awards shall vest at a rate in excess of 20% per year beginning one year from the Date of Grant. In addition, no individual may be granted awards with respect to more than 25% of the total shares of Common Stock subject to the Plan.

      (c) Notwithstanding any provision of this Plan to the contrary, all executive officers or directors must exercise or forfeit their Awards in the event that the Bank becomes critically undercapitalized (as defined in 12 C.F.R.
Section 565.4), becomes subject to enforcement action by the OTS, or receives a capital direction from the OTS pursuant to 12 C.F.R. Section 565.7.

8.    NON-STATUTORY STOCK OPTIONS

      The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section.

      (a) OPTION AGREEMENT. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

      (b) PRICE. Subject to Section 17 of the Plan, the purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be not less than the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 13 hereof, as determined b the Committee.

      (c) VESTING. Subject to Section 7(b) hereof, a Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. If the Committee fails to designate a vesting schedule, Non-Statutory Stock Options shall vest in a Participant at the rate of 20% per year, commencing on the first annual anniversary of the Date of Grant and continuing on each anniversary thereof until fully vested. Unless the Committee determines otherwise, no Options shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

      (d) EXERCISE OF OPTIONS. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

      (e) AMOUNT OF AWARDS. Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his service to the Bank, the Company or the Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee's evaluation of the performance of the Bank, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

      (f) TERM OF OPTIONS. Unless the Committee determines otherwise, the term during which Non-Statutory Stock Options granted to Outside Directors may be exercised shall not exceed ten years from the Date of Grant. In no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than ten years from the Date of Grant. The Committee may, in its sole discretion accelerate the time during which any Non-Statutory Stock Option vests in whole or in part to the Key Employees and/or Outside Directors.

      (g) TERMINATION OF CONTINUOUS SERVICE. Unless the Committee otherwise determines at the time of an Award, upon the termination of a Participant's Continuous Service for any reason other than death, Normal Retirement, Disability, Termination for Cause or termination following a Change in Control (other than for Cause following a Change in Control), the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of Continuous Service due to death, Normal Retirement (if permitted by the OTS) or Disability, or following a Change in Control, all Non-Statutory Stock Options held by the Participant, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for five years following the date of such termination, death or cessation of employment or service, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

      (h) TRANSFERABILITY. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.    INCENTIVE STOCK OPTIONS

      The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

      (a) OPTION AGREEMENT. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

      (b) PRICE. Subject to Section 17 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined on the exercise date.

      (c) VESTING. Subject to Section 7(b) hereof, Incentive Stock Options awarded to Key Employees shall vest at the rate or rates determined by the Committee. If the Committee fails to designate a vesting schedule, Incentive Stock Options shall vest in a Participant at the rate of 20% per year, commencing on the first annual anniversary of the Date of Grant and continuing on each anniversary thereof until fully vested. Unless the Committee determines otherwise, no Incentive Stock Option shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

      (d) EXERCISE OF OPTIONS. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date.

      The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of
Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

      In the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, provided, however, that if the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Options are exercisable as a result of a Change in Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive

Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section 9 to the extent permitted).

      (e) AMOUNTS OF AWARDS. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. The provisions of this Section 9(e) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

      (f) TERMS OF OPTIONS. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, provided, however, in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant. The Committee may, in its sole discretion, and subject to OTS regulations, accelerate the time during which any Incentive Stock Option vests in whole or in part to the Key Employee, provided that any such acceleration is consistent with the terms of Section 422 of the Code.

      (g) TERMINATION OF EMPLOYMENT/CONTINUOUS SERVICE. Unless the Committee determines otherwise at the time of an Award, upon the termination of a Key Employee's Continuous Service for any reason other than death, Normal Retirement, Disability, Termination for Cause, or termination following a Change in Control (other than for Cause following a Change in Control), the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination for a period of three months following termination. Upon termination of a Key Employee's Continuous Service due to death, Normal Retirement (if permitted by the OTS) or Disability, or following a Change in Control, all Incentive Stock Options held by a Key Employee, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for five years following the date of such termination, death or cessation of Continuous Service, provided that in no event shall the period extend beyond the expiration of the Stock Option term, and provided, further, that upon termination of employment due to Normal Retirement or a Change in Control, such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following such termination. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

      No Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability. In order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three months of termination of employment.

      (h) TRANSFERABILITY. No Incentive Stock Option granted under the Plan is transferable except by will, the laws of descent and distribution, or between spouses incident to a divorce and is exercisable during his lifetime only by the Key Employee to which it is granted.

      (i) COMPLIANCE WITH CODE. The options granted under this Section 9 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.   LIMITED RIGHTS

      The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank or the Company, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

      (a) TERMS OF RIGHTS. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

      The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

      Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

      (b) PAYMENT. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

11.   RELOAD OPTION

      Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised. Notwithstanding anything herein to the contrary, the right of a Key Employee to exercise a Reload Option shall expire on the date that the Key Employee no longer maintains Continuous Service.

12.   SURRENDER OF OPTION

      In the event of a Participant's termination of employment or termination of service as a result of death or Disability, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.   ALTERNATE OPTION PAYMENT MECHANISM

      The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

      (a) CASH PAYMENT. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

      (b) CASHLESS EXERCISE. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

      (c) EXCHANGE OF COMMON STOCK. The Committee may permit payment of the Option exercise price by the tendering or constructive tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

14.   RIGHTS OF A STOCKHOLDER

      A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.   AGREEMENT WITH PARTICIPANTS

      Each Award of Options, Reload Options, and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

16.   DESIGNATION OF BENEFICIARY

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option, or Limited Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.   DILUTION AND OTHER ADJUSTMENTS

      In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

      (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

      (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

      (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

      No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

18.   EFFECT OF A CHANGE IN CONTROL ON OPTION AWARDS

      In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

      (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall be registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) fair market value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

      (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Options.

19.   WITHHOLDING

      There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

20.   AMENDMENT OF THE PLAN

      The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award.

21.   EFFECTIVE DATE OF PLAN

      The Plan shall become effective upon the date of approval of the Plan by the Company's stockholders.

22.   TERMINATION OF THE PLAN

      The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.   APPLICABLE LAW

      (a) The Plan will be administered in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that Federal law shall apply.

      (b) This Plan is subject to the requirements of 12 C.F.R. Part 575, including the requirements of Section 575.8 and the applicable requirements of
Section 563b.500. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause Northwest Bancorp, MHC to fail to qualify as a mutual holding company under applicable federal regulations.

                                                                      APPENDIX C

                             NORTHWEST BANCORP, INC.
                       2004 RECOGNITION AND RETENTION PLAN

1.    ESTABLISHMENT OF THE PLAN; CREATION OF SEPARATE TRUST

      (a) Northwest Bancorp, Inc. (the "Company") hereby establishes the Northwest Bancorp, Inc. 2004 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

      (b) A separate trust or trusts may be established to purchase shares of the Common Stock that will be awarded hereunder (the "Trust"). If a trust is established and a Recipient hereunder fails to satisfy the conditions of the Plan and forfeits all or any portion of the Common Stock awarded to him or her, such forfeited shares will be returned to said Trust. If no trust is established, forfeited shares shall be cancelled or held in treasury as determined by the Committee.

2.    PURPOSE OF THE PLAN

      The purpose of the Plan is to advance the interests of the Bank and Northwest Bancorp, Inc. (the "Company") and the Company's stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.    DEFINITIONS

      The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

      "AFFILIATE" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

      "AWARD" means the grant by the Committee of Restricted Stock, as provided in the Plan.

      "BANK" means Northwest Savings Bank, or a successor corporation.

      "BENEFICIARY" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

      "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company, unless otherwise noted.

      "CAUSE" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

      "CHANGE IN CONTROL" of the Bank or the Company means:

      (1)(i) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank or the Company or a similar transaction in which the Bank or Company is not the resulting entity;
(ii) individuals who constitute the board of directors of the Bank or the Board of Directors of the Company as of the

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date hereof (the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-fourths of the directors composing the Incumbent Board or whose nomination for election by the Bank's or Company's stockholders or members was approved by the same nominating committee serving under an Incumbent Board shall be for purposes of this section considered as though he were a member of the Incumbent Board; or
(iii) an acquisition of "control" of the Bank or the Company as defined by the Home Owners Loan Act, as amended, and applicable rules and regulations promulgated thereunder as in effect at the time of the Change in Control (collectively, the "HOLA"), (iv) an acquisition of control of the Bank or more than 25% of the Bank's stock requiring submission of an application or notice under the HOLA, or (v) a mutual to stock conversion of the Mutual Holding Company.

      (2) In the event the Mutual Holding Company converts from the mutual form of organization to the stock form of organization (the "Stock Holding Company") in a second step conversion at any time subsequent to the initial effective date of this Plan, a "Change in Control" shall occur on the date the board of directors of the Mutual Holding Company adopts the plan of conversion relating to such transaction. For persons who begin service after such date, a "Change in Control" shall mean a change in control of the Bank or the Stock Holding Company of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a change in control of the Bank or the Stock Holding Company within the meaning of the HOLA; or (iii) without limitation, such a change in control shall be deemed to have occurred at such time as (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d- 3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Stock Holding Company representing 25% or more of the Bank's or Stock Holding Company's outstanding securities ordinarily having the right to vote at the election of directors, except for any securities of the Bank issued to the Stock Holding Company in connection with the Reorganization and Stock Offering pursuant to the Stock Holding Company's Plan of Reorganization and Stock Issuance and securities purchased by the Bank's or the Stock Holding Company's employee stock benefit plans; or (b) individuals who constitute the board of directors of the Bank or the Stock Holding Company of the date on the second step conversion (also referred to as the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of the second step conversion whose election was approved by a vote of at least three-fourths of the directors composing the Incumbent Board or whose nomination for election by the Bank's or Stock Holding Company's stockholders or members was approved by the same nominating committee serving under an Incumbent Board shall be for purposes of this section considered as though he were a member of the Incumbent Board; or (c) a reorganization, merger, consolidation, sale of all or substantially all of the assets of the Bank or the Stock Holding Company or similar transaction; (d) a proxy statement is distributed that solicits proxies from stockholders of the Stock Holding Company, by someone other than the current management of the Stock Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Bank or the Stock Holding Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Stock Holding Company; or (e) a tender offer is made pursuant to which 25% or more of the outstanding securities of the Bank of the Stock Holding Company are acquired.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "COMMITTEE" means a committee of the Board of the Company consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

      "COMMON STOCK" means shares of the common stock of the Company, par value $0.10 per share.

      "COMPANY" means Northwest Bancorp, Inc., the stock holding company of the Bank, or a successor corporation.

      "CONTINUOUS SERVICE" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee and continuation of service as a Director Emeritus following cessation of service as a Director. In the case of a Key

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Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

      "DATE OF GRANT" means the actual date on which an Award is granted by the Committee.

      "DIRECTOR" means a member of the Board.

      "DIRECTOR EMERITUS" means a former member of the Board who has been appointed to the status of Director Emeritus by the Board.

      "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

      "EFFECTIVE DATE" means the date of, or a date determined by the Board following, approval of the Plan by the Company's stockholders.

      "KEY EMPLOYEE" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

      "MUTUAL HOLDING COMPANY" means Northwest Bancorp, MHC, the mutual holding company of the Company.

      "NON-EMPLOYEE DIRECTOR" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

      "NORMAL RETIREMENT" means retirement from employment or service on or after any of the following: (i) the attainment of age 65 by a Key Employee or Outside Director, (ii) the attainment of age 55 and the completion of 15 years of employment or service as an Employee or Outside Director; or (iii) the completion of 25 years of employment or service as an Employee or Outside Director, provided however, that a Director who continues as a Director Emeritus shall not be deemed to have terminated due to Normal Retirement solely as a result of terminating service as a Director following satisfaction of one of the above stated conditions.

      "OUTSIDE DIRECTOR" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

      "RECIPIENT" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

      "RESTRICTED PERIOD" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

      "RESTRICTED STOCK" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

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4.    ADMINISTRATION OF THE PLAN.

      (a) ROLE OF THE COMMITTEE. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to OTS regulations, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

      (b) ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

      (c) PLAN ADMINISTRATION RESTRICTIONS. All transactions involving a grant, award or other acquisitions from the Company shall:

            (i)   be approved by the Company's full Board or by the Committee;

            (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of stockholders; or

            (iii) result in the acquisition of Common Stock that is held by the
                  Recipient for a period of six months following the date of such acquisition.

      (d) LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.    ELIGIBILITY; AWARDS

      (a) ELIGIBILITY. Key Employees and Outside Directors are eligible to receive Awards.

      (b) AWARDS TO KEY EMPLOYEES AND OUTSIDE DIRECTORS. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5(a) will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Certificate of Incorporation and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 290,220.

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      (c) The following provisions shall apply to all Awards made under this plan unless otherwise permitted by the OTS: no individual officer shall be granted Awards with respect to more than 25% of the total shares subject to the Plan; no Outside Director shall be granted Awards of more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Company; and no Awards shall vest at a rate in excess of 20% per year beginning one year from the Date of Grant.

      (d) In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

      (e) In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Company and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

      No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Company or an Affiliate until the restrictions lapse.

      (f) MANNER OF AWARD. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

      (g) TREATMENT OF FORFEITED SHARES. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.    TERMS AND CONDITIONS OF RESTRICTED STOCK

      The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(h), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

      (a) GENERAL RULES. Subject to Section 5(c) hereof, and subject to OTS regulations, Restricted Stock shall be earned by a Recipient at the rate or rates determined by the Committee, provided that such Recipient maintains Continuous Service. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

      (b) CONTINUOUS SERVICE; FORFEITURE. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason, unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

      (c) EXCEPTION FOR TERMINATION DUE TO DEATH, NORMAL RETIREMENT OR DISABILITY, AND FOLLOWING A CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 6(a) and (b), Restricted Stock awarded to a Recipient whose Continuous Services terminates due to death, Normal Retirement (if permitted by the OTS), Disability, or following a Change in Control, shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director shall not be deemed earned until both employment and service as a Director (or as a Director Emeritus) have been terminated.

      (d) REVOCATION FOR CAUSE. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

      (e) RESTRICTED STOCK LEGEND. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent, and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Northwest Bancorp, Inc. 2004 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Northwest Bancorp, Inc., Liberty and Second Streets, Warren, Pennsylvania 16365-2353."

      (f) PAYMENT OF DIVIDENDS AND RETURN OF CAPITAL. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all stockholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

      (g) VOTING OF RESTRICTED SHARES. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

      (h) DELIVERY OF EARNED SHARES. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(c) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(d) and the shares represented by such certificate(s) shall be free of the restrictions referred to in Section 6(a).

      (i) LIMITATION ON ELECTION UNDER CODE SECTION 83(b). The Committee, in its sole discretion, may limit the ability of any Recipient to make an election under Section 83(b) of the Code to accelerate the income recognized on the receipt of an Award of Restricted Stock.

7.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number of shares subject to an outstanding Award shall be appropriately adjusted, which adjustment if not self effectuating may be made by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

8.    ASSIGNMENTS AND TRANSFERS

      No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.    KEY EMPLOYEE RIGHTS UNDER THE PLAN

      No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Company or any Affiliate.

10.   OUTSIDE DIRECTOR RIGHTS UNDER THE PLAN

      Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company or any Affiliate.

11.   WITHHOLDING TAX

      Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.   AMENDMENT OR TERMINATION

      The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, shall be approved by the Committee, or the full Board of the Company.

13.   GOVERNING LAW

      (a) The Plan shall be governed by the laws of the Commonwealth of Pennsylvania, except to the extent Federal law shall apply.

      (b) This Plan is subject to the requirements of 12 C.F.R. Part 575, including the requirements of Section 575.8 and the applicable requirements of
Section 563b.500. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause Northwest Bancorp, MHC to fail to qualify as a mutual holding company under applicable federal regulations.

14.   TERM OF PLAN

      The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                             NORTHWEST BANCORP, INC.
                                November 17, 2004

                                 REVOCABLE PROXY

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]


1. Election of Directors:
                                NOMINEES:
   [ ]   FOR ALL NOMINEES       O Robert G. Ferrier
                                O Richard E. McDowell
   [ ]   WITHHOLD AUTHORITY     O Joseph F. Long
         FOR ALL NOMINEES

   [ ]   FOR ALL EXCEPT
         (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be
submitted via this method.                                                [ ]


                                                        FOR   AGAINST   ABSTAIN

2.   The approval of an amendment to the Company's      [ ]     [ ]       [ ]
     Stock Holding Company Charter to increase the number of authorized shares of common stock from 100,000,000, par value $0.10 per share, to 500,000,000, par value $0.10 per share, and the number of authorized shares of preferred stock from 10,000,000, par value $0.10 per share, to 50,000,000, par value $0.10 per share.

3.   The approval of the Northwest Bancorp, Inc. 2004   [ ]     [ ]       [ ]
     Stock Option Plan.

4.   The approval of the Northwest Bancorp, Inc. 2004   [ ]     [ ]       [ ]
     Recognition and Retention Plan.

5.   The ratification of the appointment of KPMG LLP as [ ]     [ ]       [ ]
     independent registered public accounting firm for the fiscal year ending June 30, 2005.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated October 1, 2004, and audited financial statements.


Signature of Stockholder                                        Date:
                         --------------------------------------       ---------

Signature of Stockholder                                        Date:
                         --------------------------------------       ---------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                 REVOCABLE PROXY
                             NORTHWEST BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                November 17, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints the official proxy committee consisting of the entire Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders ("Meeting") to be held on November 17, 2004 at the Knights of Columbus Hall, located at 219 Second Avenue, Warren, Pennsylvania, at 11:00 a.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                  (Continued and to be signed on the reverse side)